Exhibit 10.11

AMENDMENT TO

REGISTRATION RIGHTS AGREEMENT OF

VAIL HOLDCO CORP

This AMENDMENT TO REGISTRATION RIGHTS AGREEMENT OF VAIL HOLDCO CORP (this “Amendment”), dated as of March 15, 2018 (the “Effective Date”) is made by and among Vail Holdco Corp, a Delaware corporation (the “Company”), New Mountain Partners III Cayman (AIV-B), L.P., a Cayman Islands limited partnership (“AIV-B”), New Mountain Partners III (AIV-E2), L.P., a Delaware limited partnership (“AIV-E2”), New Mountain Partners III (AIV-E1), L.P., a Delaware limited partnership (“AIV-E1”), J.T. Baker Investments, Inc., a Delaware corporation (“JTB”, and together with AIV-B, AIV-E2 and AIV-E1, “New Mountain”), Broad Street Principal Investments, L.L.C., a Delaware limited liability company (“BSPI” and together with New Mountain, the “Sponsors”), each of the Eligible Junior Convertible Stockholders party to the Registration Rights Agreement and each of the Warrant Stockholders party to the Registration Rights Agreement (together with the Sponsors and the Eligible Junior Convertible Stockholders, the “Stockholders”, and each individually a “Stockholder”). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Registration Rights Agreement (as defined below).

RECITALS

WHEREAS, the Company and the Stockholders are parties to that certain Registration Rights Agreement dated as of November 21, 2017 (the “Registration Rights Agreement”); and

WHEREAS, the Company, New Mountain and the requisite Stockholders necessary to amend the Registration Rights Agreement pursuant to Section 7.5 of the Registration Rights Agreement desire to make certain modification and amendments to the Registration Rights Agreement as set forth herein.

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, and other consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree that the Registration Rights Agreement is hereby amended as follows:

1.    Amendments.

a.	Definitions. The following new definitions are hereby inserted to Article I of the Registration Rights Agreement, following the alphabetical order in such section.

“Existing Shelf” has the meaning assigned to such term in Section 2.6.

“Prior Takedown” has the meaning assigned to such term in Section 2.6.

“Shelf Reload” has the meaning assigned to such term in Section 2.6.

b.	Shelf Reload. Section 2.6 of the Registration Rights Agreement is hereby amended to read in its entirety as follows:

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“2.6    Right to Reload a Shelf. Upon the written request of a Sponsor or a Warrantholder Majority, the Company will file and seek the effectiveness of a post-effective amendment to an existing shelf (the “Existing Shelf”) in order to register up to the number of shares previously taken down off of such shelf by the Stockholders (each such takedown, a “Prior Takedown”) and not yet “reloaded” onto the Existing Shelf (or such higher number as may be agreed by the Stockholders holding a majority of the shares then held by them) (each such “reload,” a “Shelf Reload”). The Sponsors and the Company will consult and coordinate with each other in order to accomplish such replenishments on behalf of all Stockholders from time to time in a sensible manner, provided that, all Stockholders, whether previously participating in the Existing Shelf or the Prior Takedowns, shall be entitled to participate in such Shelf Reload as if such Shelf Reload were a new shelf registration pursuant to Section 2.4 of the Agreement, and each Stockholder participating in the Existing Shelf or the Shelf Reload, shall be entitled to participate in any “takedown” from such reloaded Existing Shelf in accordance with Section 2.5 of the Agreement.”

2.    Full Force and Effect. Except as otherwise amended by this Amendment, the Registration Rights Agreement remains in full force and effect.

3.    Governing Law.

a.

This Amendment and its enforcement, and any controversy arising out of or relating to the making or performance of this Amendment, shall be governed by and construed in accordance with the law of the State of New York, without regard to New York’s principles of conflicts of law.

b.

In the event that there is a dispute arising out of or in connection with this Amendment (including a dispute regarding the existence, validity or termination of this Amendment or the consequences of its nullity), it shall be resolved in accordance with the provisions of Section 7.4 of the Registration Rights Agreement, as amended.

4.    Counterparts. This Amendment may be executed in several counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument. The exchange of a fully executed Amendment (in counterparts or otherwise) by facsimile or by electronic delivery in .pdf format shall be sufficient to bind the parties to the terms and provisions of this Amendment.

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the Effective Date.

VAIL HOLDCO CORP

By:	/s/ Scott Baker

Name:	Scott Baker

Title:	Vice President and Assistant Secretary

[SIGNATURE PAGE TO AMENDMENT TO REGISTRATION RIGHTS AGREEMENT]

NEW MOUNTAIN PARTNERS III CAYMAN (AIV-B), L.P.

By: NEW MOUNTAIN INVESTMENTS III (CAYMAN), L.P., its general partner

By: NMI III (CAYMAN) GP, LTD., its general partner

By:	/s/ Steven B. Klinsky

Name:	Steven B. Klinsky

Title:	Director

NEW MOUNTAIN PARTNERS III CAYMAN (AIV-E2), L.P.

By: NEW MOUNTAIN INVESTMENTS III, L.L.C., its general partner

By:	/s/ Steven B. Klinsky

Name:	Steven B. Klinsky

Title:	Managing Member

NEW MOUNTAIN PARTNERS III CAYMAN (AIV-E1), L.P.

By: NEW MOUNTAIN INVESTMENTS III, L.L.C., its general partner

By:	/s/ Steven B. Klinsky

Name:	Steven B. Klinsky

Title:	Managing Member

[SIGNATURE PAGE TO AMENDMENT TO REGISTRATION RIGHTS AGREEMENT]

NEW MOUNTAIN PARTNERS III CAYMAN (AIV-B), L.P., pursuant to Section 7.3 of the Stockholders Agreement, as power of attorney, for the Stockholders set forth in Exhibit B hereto

By: NEW MOUNTAIN INVESTMENTS III (CAYMAN), L.P., its general partner

By: NMI III (CAYMAN) GP, LTD., its general partner

By:	/s/ Steven B. Klinsky

Name:	Steven B. Klinsky

Title:	Director

J.T. BAKER INVESTMENTS, INC.

By:	/s/ Andre Moura

Name:	Andre Moura

Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT TO REGISTRATION RIGHTS AGREEMENT]

BROAD STREET PRINCIPAL INVESTMENTS, L.L.C.

By:	/s/ Andrew Rhee

Name:	Andrew Rhee

Title:	Vice President

GALVAUDE PRIVATE INVESTMENTS INC.

By:	/s/ Guthrie Stewart

Name:	Guthrie Stewart

Title:	Authorized Signatory

By:	/s/ Selin Bastin

Name:	Selin Bastin

Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT TO REGISTRATION RIGHTS AGREEMENT]